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                                                                    EXHIBIT 99.2

                      FORM OF NOTICE OF GUARANTEED DELIVERY
                            ARCH WESTERN FINANCE, LLC
                                OFFER TO EXCHANGE
                             ALL OF THE OUTSTANDING
                          6 3/4% SENIOR NOTES DUE 2013
                                       FOR
                          6 3/4% SENIOR NOTES DUE 2013
                  REGISTERED UNDER THE SECURITIES ACT OF 1933,

Registered Holders of outstanding 6 3/4% Senior Notes due 2013 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 6 3/4% Senior Notes due 2013 (the "Registered Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

By Registered or Certified Mail:                 By Hand or Overnight Courier:
 Corporate Trust Administration                  Corporate Trust Administration
       101 Barclay Street                              101 Barclay Street
           Room 8 West                                    Room 8 West
    New York, New York 10286                       New York, New York, 10286

                                  By Facsimile:
                                 (212) 815-5707

                        (For Eligible Institutions Only)
                                  By Telephone:
                                 (212) 815-5788

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Letter of Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

                  The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated _______ __, 2003 of Arch Western Finance, LLC (the "Prospectus"), receipt of which is hereby acknowledged.

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                                                          Certificate
                                                                          Number(s) of
                                                                       Outstanding Notes
                                   Name and Address of Registered         Tendered (or       Principal Amount
                                     Holder as it appears on the       Account Number at      of Outstanding
Name of Tendering Holder          Outstanding Notes (Please Print)    Book-Entry Facility)    Notes Tendered
-------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
                                    SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (Please Print): ________________________________________________________

Address: _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account Number: ____________________________________________________________

Date: __________________________________________________________________________

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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm: ____________________________    __________________________________
                                                       (Authorized signature)

Address: _________________________________    Title: ___________________________

__________________________________________    Name: ____________________________
                    (Zip Code)                         (Please type or print)

Area Code and
Telephone No.: ___________________________    Date: ____________________________

________________________________________________________________________________

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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